ARMADA FUNDS
                     ARMADA TREASURY PLUS MONEY MARKET FUND

                              A, B, C and I Shares

  Supplement dated February 18, 2005 to the Prospectuses dated October 1, 2004

 This Supplement provides new and additional information beyond that contained in the Prospectuses and
              should be read in conjunction with the Prospectuses.

ARMADA TREASURY PLUS MONEY MARKET FUND

On February 11, 2004, the Board of Trustees of Armada Funds (the "Board") unanimously voted to liquidate Armada Treasury Plus Money Market Fund effective May 13, 2005 (the "Liquidation Date"). This decision was made after careful consideration of the Fund's operations, asset size and current expenses. The Fund will no longer be accepting purchases effective February 25, 2005. All shareholders may redeem or exchange shares of the Fund for any other Armada Fund that is open to new investors until the Liquidation Date. You may sell or exchange shares on any business day prior to the Liquidation Date by contacting us directly by mail, telephone (by calling toll free 1-800-622-FUND (3863)) or via our website (WWW.ARMADAFUNDS.COM). If you invest through a financial institution, you should contact the financial institution for more information on how to sell or exchange your shares. On May 12, 2005, the Fund will suspend all redemptions and exchanges in order to facilitate an orderly liquidation. If you still hold shares of the Fund as of the Liquidation Date, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account within 14 days.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact Armada Funds at 1-800-622-FUND (3863) for more information.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
ARM-SU-008-0205